SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	[x]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[x]	Preliminary Proxy Statement	[ ]	Confidential, For Use of the Commission Only
(as Permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Video Network Communications, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statements, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Carl Muscari Telephone: (603) 334-6740 Facsimile: (603) 334-6742 Video: (603) 431-4748 Ext. 6740 E-mail: Carl_Muscari@vnci.net

January , 2002

Dear Video Network Communications, Inc. Stockholder:

     2001 was a year of contrasts at VNCI. During the year, important new customers like the Lahey Clinic and Purdue Pharma deployed VNCI visual networks, and we achieved our first quarter of profitability in the second quarter of the year. Then, the tragic events of September 11 and the subsequent slowdown in the economy coupled with delays in a key government program took a material toll on third and fourth quarter revenues. Nonetheless, we will end 2001 with revenues that exceed our 2000 revenues significantly and with a new national focus on security and surveillance that bodes very well for our technology. We have a firm business foundation entering 2002, but the downturn in revenues at the end of 2001 requires that we conduct an additional financing to execute.

     At no time has your active participation as an owner of Video Network Communications, Inc. been more important to our business. On January      , 2002, we will hold a Special Meeting of Stockholders. The enclosed proxy delineates the proposals we are asking our stockholders to consider and your board’s recommendation on each proposal. I cannot overemphasize the importance of an affirmative, positive vote by each and every one of our stockholders on each of our three proposals.

     Proposal 3 requires the affirmative vote of a majority of the holders of our common stock. Your broker cannot vote your shares on this proposal. You must personally cast your vote, and your vote is critical.

     As your Chairman and CEO, I ask you to vote in accordance with the directions in the proxy specifically and for your continued support of VNCI generally. Bob Emery, our CFO, and I are here to answer any questions you may have regarding the proxy. On behalf of your board, management team and all your employees at VNCI, I thank you in advance for your positive consideration of, and your vote on, our proposals to you.

Sincerely,

Carl Muscari Chairman and CEO

VIDEO NETWORK COMMUNICATIONS, INC.
50 International Drive
Portsmouth, New Hampshire 03801

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
January      , 2002

To Our Stockholders:

     Notice is hereby given that a Special Meeting of Stockholders of Video Network Communications, Inc. (the “Company”) will be held at the Company’s headquarters located at 50 International Drive, Portsmouth, New Hampshire 03801, on January      , 2002, at 10:00 a.m., local time, for the following purposes:

1.	To approve an amendment to our existing Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.01 per share, from 30,000,000 shares to 90,000,000 shares, which would increase the aggregate number of the Company’s authorized capital stock from 32,500,000 shares to 92,500,000 shares;

2.	To approve an amendment to our existing Certificate of Incorporation to effect a one share for five shares reverse stock split of our issued and outstanding shares of common stock, par value $0.01 per share;

3.	To consider and vote upon a proposal to approve the adoption of an amendment to the 1999 Stock Incentive Plan to increase to 8,000,000 the number of shares of common stock issuable under the plan from the 2,640,000 shares of common stock currently authorized to be issued; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders of record of common stock of the Company at the close of business on December 6, 2001 will be entitled to notice of, and to vote at, the Special Meeting of Stockholders or any adjournment or postponement thereof.

By Order of the Board of Directors,

Robert H. Emery Secretary

Dated: January      , 2002

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE THE ENCLOSED PROXY BY INTERNET, BY TELEPHONE OR VIA THE MAIL. IF YOU VOTE BY MAIL, PLEASE SIGN AND DATE THE PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

VIDEO NETWORK COMMUNICATIONS, INC.
50 International Drive
Portsmouth, New Hampshire 03801

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
January      , 2002

PROXY STATEMENT

GENERAL INFORMATION

Proxy Solicitation

     We are furnishing this proxy statement in connection with the solicitation of proxies by our Board of Directors for use at a Special Meeting of Stockholders to be held at the Company’s headquarters, located at 50 International Drive, Portsmouth, New Hampshire 03801, on [DAY], January      , 2002, at 10:00 a.m., local time. We have given you information regarding the purposes of the Special Meeting of Stockholders and the matters to be acted upon in the accompanying Notice of Special Meeting of Stockholders. In this proxy statement, we refer to Video Network Communications, Inc., a Delaware corporation, as we, the Company or VNCI. We refer to our stockholders as you or the stockholders.

     We will pay all of the costs of this proxy solicitation. In addition to the solicitation of proxies by use of the mails, our officers and other employees may solicit proxies by personal interview, telephone and e-mail. We will not pay any of these persons compensation for those services, which will be performed in addition to their regular duties. We also have made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of our common stock that are held of record by such firms. We will reimburse those persons for their reasonable out-of-pocket expenses in forwarding the proxy soliciting materials.

     We will have a list of the holders of our common stock entitled to vote at the Special Meeting of Stockholders available for examination by any stockholder of our company, for any purpose germane to the meeting, for ten days prior to the meeting. The list will be open for examination at our corporate offices located at 50 International Drive, Portsmouth, New Hampshire 03801.

     This proxy statement and the enclosed proxy are first being mailed to our stockholders on or about January      , 2002.

How to Vote Your Proxy or Revoke a Prior Proxy

     We are enclosing a proxy for use at the Special Meeting of Stockholders and a return envelope. Shares of our common stock that are outstanding on the record date for the Special Meeting of Stockholders represented by a properly executed proxy will be voted at the Special Meeting of Stockholders in accordance with the instructions in the proxy if the proxy is timely received and not revoked. If you do not indicate any instructions on the proxy, the proxy holders will vote your shares of common stock:

•	“FOR” the proposal to approve the amendment to our existing Certificate of Incorporation to increase the number of authorized shares of common stock and the authorized shares of capital stock;

•	“FOR” the proposal to approve the amendment to our existing Certificate of Incorporation to effect a one share for five shares reverse stock split of our issued and outstanding shares of common stock; and

•	“FOR” the proposal to approve the adoption of an amendment to the 1999 Stock Incentive Plan to increase to 8,000,000 the number of shares of common stock issuable under the plan from the 2,640,000 shares of common stock currently authorized to be issued.

     You also give us discretionary authority in the proxy as to any matters not specifically referred to herein. We are not aware of any other matters that are likely to be brought before the Special Meeting of Stockholders. However, if any other matters properly come before the Special Meeting of Stockholders, the persons named in the proxy are fully authorized to vote on those matters in accordance with their judgment and discretion.

     You may revoke a proxy that you have given us at any time prior to its exercise at the Special Meeting of Stockholders. If you would like to revoke a prior proxy, you may do so by (1) giving written notice of revocation to the Secretary of our Company, (2) properly submitting to us in writing a new executed proxy bearing a later date, (3) by submitting a new proxy via the Internet or via telephone bearing a later date and time than the earlier submitted proxy or (4) voting in person at the Special Meeting of Stockholders. You should address all written notices of revocation of a proxy or other communications with respect to revocation of proxies to Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801, Attention: Corporate Secretary.

Voting Procedure

     All holders of record of our common stock at the close of business on December 6, 2001, the record date of the Special Meeting of Stockholders, will be eligible to vote at the Special Meeting of Stockholders. Each holder of our common stock is entitled to one vote at the Special Meeting of Stockholders for each share of common stock held on the record date. As of December 6, 2001, there were 10,667,970 shares of our common stock outstanding and eligible to vote at the Special Meeting.

     If a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting of Stockholders is present at the meeting in person or by proxy, a quorum necessary for the transaction of business will be present at the Special Meeting of Stockholders. The inspector of election for the Special Meeting of Stockholders will tabulate votes cast in person or by proxy, abstentions and broker non-votes (which we define below) and will consider those votes, abstentions and broker non-votes in the determination of whether a quorum is present at the Special Meeting of Stockholders. The inspector of election will treat shares represented by executed proxies that abstain from voting as shares that are present and entitled to vote at the meeting for purposes of determining whether a matter has been approved. If, with respect to any shares, a broker or other nominee submits a proxy indicating that instructions have not been received from the beneficial owners or the persons entitled to vote, and that such broker or other nominee does not have discretionary authority to vote such shares (a “broker non-vote”) on any of our proposals, those shares will not be treated as present and entitled to vote for purposes of determining whether the proposal is approved.

PROPOSAL 1

INCREASE IN NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

General

     Our Fourth Amended and Restated Certificate of Incorporation (the “Existing Certificate of Incorporation”) provides that we are authorized to issue two classes of stock, consisting of 30,000,000 shares of common stock, par value $0.01 per share, and 2,500,000 shares of preferred stock, par value $0.01 per share. Our Board of Directors is authorized to establish and designate the rights, terms and preferences of any series of our preferred stock. We do not currently have any shares of preferred stock outstanding or series of preferred stock authorized, and our Board does not currently have any plans to issue any shares of preferred stock. On November 29, 2001, our Board of Directors approved and adopted an amendment to Article Fourth of the Existing Certificate of Incorporation, subject to stockholder approval, to increase the authorized number of shares of common stock from 30,000,000 shares to 90,000,000 shares, which would increase the aggregate number of the Company’s authorized capital stock from 32,500,000 shares to 92,500,000 shares. The proposed amendment to the Existing Certificate of Incorporation does not change the authorized number of shares of our preferred stock. Our Board of Directors recommends that our stockholders approve the proposed amendment to the Existing Certificate of Incorporation to increase the number of authorized shares of our common stock and the aggregate number of shares of capital stock that we are authorized to issue. The text of the proposed amendment to Article Fourth of the Existing Certificate of Incorporation is attached to this proxy statement as Attachment A and is incorporated herein by reference.

Reasons for the Amendment

     As of December 6, 2001, we had:

•	10,667,970 shares of common stock issued and outstanding;

•	7,011,918 shares of common stock reserved for issuance upon exercise of our outstanding publicly traded warrants;

•	2,544,171 shares of common stock reserved for issuance upon exercise of options granted under the 1999 Stock Incentive Plan; and

•	6,245,586 shares of common stock reserved for issuance upon exercise of our other outstanding options and warrants.

     In total, as of December 6, 2001, 26,469,645 shares of our common stock were outstanding or reserved for issuance upon the exercise of our other outstanding options or warrants. In September and October 2001, we completed a short-term bridge financing (the “Initial Bridge Financing”) in which we issued $1.0 million aggregate principal amount of 9% senior secured promissory notes and warrants to purchase 2,000,000 shares of our common stock which are first exercisable on March 25, 2002 at an initial exercise price of $0.40 per share. In addition, on November 21, 2001, and December 28, 2001, we completed a second bridge financing (the “Second Bridge Financing” and together with the Initial Bridge Financing, the “Bridge Financings”), in which we issued $1,674,982 aggregate principal amount of 9% unsecured promissory notes and warrants to purchase 3,345,964 shares of our common stock at an initial exercise price of $0.55 per share.

     Although we completed the Bridge Financings recently, we require additional cash to fund our continued operations. We are currently in discussions with a placement agent regarding a possible financing transaction substantially on the terms described below, subject to stockholder approval of this Proposal 1 and the reverse stock split proposal described in Proposal 2 below. We do not currently have sufficient shares to permit us to complete this financing, and we believe that it will be a condition precedent to the placement agent’s obligation to proceed with the financing that we increase our authorized shares of capital stock. Thus, approval of Proposal 1 would permit us to complete the currently contemplated financing.

     If the proposal to increase our authorized common stock and the proposal to effect a reverse stock split of our issued and outstanding common stock are approved and the financing is consummated, we anticipate that we will offer units in a private placement, with each unit consisting of one debenture in the principal amount of $100,000 (the “Debentures”) and 100,000 warrants with each warrant entitling the holder to purchase one share of our common stock (the “Warrants”). We currently contemplate that the private placement will be on the terms and conditions outlined in this proxy statement (the “Financing”), but we cannot give you any assurance that we will be able to complete the Financing or if completed, the terms of any securities issued. We expect that the closing of the Financing will occur as soon as possible after receipt of the requisite stockholder approval of this Proposal 1 and Proposal 2. If the necessary stockholder approval of the proposed amendments to our Existing Certificate of Incorporation outlined in this Proposal 1 and in Proposal 2 below is obtained, then we will use our best efforts to complete the Financing as soon as practicable after the Special Meeting occurs.

     The basic terms of the securities that we expect to issue in the Financing and the proposed terms of the Financing are as follows. You should note, however, that the terms of the securities and the Financing may change prior to consummation of the Financing. For each unit purchased in the Financing, the investor will receive a Debenture in the principal amount of $100,000 and 100,000 Warrants. Each unit will have a purchase price of $100,000. We currently anticipate that the Debentures will be senior, unsecured obligations of the Company, will accrue interest at the rate of 8% per year, and will be due and payable on the three-year anniversary of the initial closing date of the Financing. We also anticipate that the principal amount of the Debentures will be convertible into shares of our common stock, at the discretion of the holder, commencing six months after the initial closing of the Financing. Each Warrant to be issued in the Financing would entitle an investor to purchase one share of our common stock at an initial per share exercise price equal to 85% of the closing price per share of our common stock as quoted on the Over the Counter Bulletin Board (“OTC”) on the business day immediately prior to the date of the closing of the Financing, subject to adjustment in certain events. Each Debenture would be convertible into the number of shares of our common stock determined by dividing the principal amount of the Debenture by 85% of the closing price of our common stock on the business day immediately prior to the date of the closing of the offering of units as reported on the OTC, subject to adjustment in certain events. The Warrants will be exercisable for a maximum of 8,000,000 shares of our common stock (or a maximum of 10,000,000 shares of common stock if the offering size is increased). The principal purpose of the proposed charter amendment is to increase our authorized shares of common stock to permit us to complete the Financing contemplated above and to provide us with sufficient additional shares of common stock to be able to complete other corporate transactions such as financings, mergers or acquisitions without seeking additional stockholder approval.

     We do not currently have any commitments from investors to provide the financing that we require. We cannot provide you with any assurance that we will complete the Financing discussed above, or if completed, any assurance regarding the terms of any securities to be issued in the offering or the timing of the closing of any contemplated financing. Our ability to complete a financing, the timing of such a financing, the amount of funds invested and the other terms of such a financing are subject to a number of conditions, including market conditions, many of which are beyond our control. If we do not secure additional financing when needed, we may be forced to consider alternative methods of maximizing stockholder value, which could include a sale of the Company, asset sales, workout alternatives or bankruptcy.

     The above described anticipated private placement has not been and will not be registered under any federal or state securities laws. The securities to be offered and sold in such offering may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     The securities have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of the proposed offering or the accuracy or adequacy of the confidential private placement memorandum to be used in connection with the proposed offering. Any representation to the contrary is unlawful.

     We also are seeking stockholder approval of Proposal 2, a proposal to amend our Existing Certificate of Incorporation to effectuate a one share for five shares reverse stock split of the issued and outstanding shares of our common stock, and Proposal 3, a proposal to increase the number of shares of our common stock available for issuance under our 1999 Stock Incentive Plan. If both Proposal 1 and Proposal 3 are approved by the requisite number of stockholders, then we will reserve additional shares of our common stock for issuance under that plan up to the amount set forth in Proposal 3. If Proposal 2 is approved, we will also amend our Existing Certificate of Incorporation to effectuate the one share for five shares reverse stock split of our issued and outstanding common stock.

     Stockholder approval to authorize additional shares of our common stock will also provide us with a sufficient number of shares of authorized common stock for us to use in the future for other corporate purposes, such as raising additional capital through the sale of securities, acquiring another company or its business or assets, establishing strategic relationships with corporate partners, providing equity incentives to our employees, officers or directors and for other proper corporate purposes. As of the date of this proxy statement, other than as described in this proxy statement, we do not have any agreement, arrangement or intention to issue any of the shares of our common stock for which approval is sought. If the proposed amendment to the Existing Certificate of Incorporation is approved by our stockholders, we do not intend to solicit further stockholder approval prior to the issuance of any additional shares of our common stock, except as may be required by applicable law.

Potential Effect of the Proposed Amendment on the Holders of Common Stock

     The increase in the authorized number of shares of our common stock will not, in and of itself, have any immediate effect on the rights of our stockholders. However, if we complete the Financing discussed in this proxy statement or another financing, or issue any additional shares of our common stock or securities convertible into common stock in any other transaction in the future, it could affect our stockholders in a number of respects, including the following:

•	by diluting the voting power of the current holders of our common stock at such time; and

•	by diluting the earnings per share and book value per share of outstanding shares of our common stock at such time.

Principal Effect of Approval or Non-approval

     If we obtain stockholder approval to amend the Existing Certificate of Incorporation to increase the number of authorized shares of our common stock, then we will have a sufficient number of shares of authorized common stock available to us to complete the Financing described in this proxy statement and to use for other corporate issuances. If Proposal 2 to effectuate the proposed one share for five shares reverse stock split is also approved by our stockholders, then we intend to promptly amend our Existing Certificate of Incorporation to increase our authorized shares of capital stock and to effectuate the reverse stock split. We intend to promptly seek to complete the Financing immediately following the filing of the amendments to our Existing Certificate of Incorporation that are approved by our stockholders at the Special Meeting. If we do so, we also intend to reserve a sufficient number of shares of our common stock for issuance in that financing or upon the conversion of convertible securities to be issued in that financing. In addition, if Proposals 1 and 3 are adopted by our stockholders, then we intend to immediately reserve additional shares of our common stock for issuance under our 1999 Stock Incentive Plan as set forth in Proposal 3.

     Further, if we fail to obtain stockholder approval to amend the Existing Certificate of Incorporation to increase the number of authorized shares of our common stock, or if we fail to obtain approval of Proposal 2 to effectuate a one share for five shares reverse stock split, then we will not satisfy certain anticipated conditions precedent to the placement agent’s obligation to proceed with the Financing and we do not anticipate that we will be able to complete the Financing or an alternative financing. We do not currently anticipate that the placement agent will waive that condition precedent, and we do not have any alternative sources of financing. Accordingly, we cannot assure you that we will be able to complete the Financing or another financing, particularly if Proposal 1 and 2 are not approved by our stockholders. In addition, we will not increase our authorized shares of capital stock, will not implement a reverse stock split, and we will not increase the number of shares of our common stock available for issuance under the 1999 Stock Incentive Plan at this time. Further, our ability to complete alternative financings or other corporate transactions without seeking further stockholder approval, such as mergers or acquisitions using our common stock, future equity financings and equity-based joint ventures, also would be adversely affected.

Implementing Proposed Amendment

     If approved by our stockholders at the Special Meeting, the proposed amendment to the Existing Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The text of the proposed amendment to Article Fourth of the Existing Certificate of Incorporation is attached to this proxy statement as Attachment A and is incorporated herein by reference. If Proposal 2 is also approved, then we will also file a Certificate of Amendment to the Existing Certificate of Incorporation to effectuate the proposed reverse stock split. Our Board of Directors currently intends to file the

Certificate of Amendment to increase our authorized shares of capital stock as soon as practicable after the Special Meeting if requisite stockholder approval has been obtained. If, however, in the judgment of our Board of Directors, any circumstances exist that would make consummation of the proposed amendment inadvisable, then, in accordance with Delaware law and notwithstanding approval of the proposed amendment to the Existing Certificate of Incorporation by our stockholders, our Board of Directors may abandon the proposed amendment described in Proposal 1, either before or after approval and authorization thereof by our stockholders, at any time prior to the effectiveness of the filing of the Certificate of Amendment. The amendment to the Existing Certificate of Incorporation is required to be filed on or prior to the closing of the Financing described in this proxy statement.

     If Proposal 2 is approved by the requisite vote of our stockholders and the proposed reverse stock split becomes effective, the reverse stock split will not affect the number of shares of capital stock that we are authorized to issue because the reverse stock split effectuates a one share for five shares reverse stock split of our issued and outstanding common stock, not our authorized common stock.

     If only one of Proposal 1 or 2 are approved by our stockholders at the Special Meeting, then we have the authority to amend our Existing Certificate of Incorporation to effect the amendment that has been approved by our stockholders. However, our Board of Directors also has the authority to abandon the amendment at any time prior to its effectiveness, and we believe that our Board of Directors would exercise that right if it determines at such time that it would be in the best interests of our stockholders to do so.

Vote Required

     The adoption of the proposed amendment to the Existing Certificate of Incorporation requires the approval of the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of common stock issued and outstanding on the record date.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO THE EXISTING CERTIFICATE OF INCORPORATION TO INCREASE TO 90,000,000 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. IF THIS PROPOSAL 1 IS NOT APPROVED, THEN WE WILL NOT IMPLEMENT PROPOSAL 3 AND WILL NOT INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER OUR STOCK INCENTIVE PLAN.

PROPOSAL 2

ONE SHARE FOR FIVE SHARES REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING
SHARES OF COMMON STOCK

General

     We are asking our stockholders to consider and vote upon a proposal to amend our Existing Certificate of Incorporation to effectuate a one share for five shares reverse stock split of the issued and outstanding shares of our common stock and to renumber sequentially the current Article Fifth and subsequently numbered Articles of our Existing Certificate of Incorporation. The proposal to amend the Existing Certificate of Incorporation to add a new Article Fifth relating to our common stock to effectuate a one share for five shares reverse stock split and to renumber the remaining Articles of our Existing Certificate of Incorporation is referred to in this proxy statement as the “Reverse Stock Split.” Our Board of Directors has approved the Reverse Stock Split of our issued and outstanding common stock and directed that the proposal be submitted to our stockholders for approval. Our Board of Directors recommends that our stockholders approve the proposed amendment to the Existing Certificate of Incorporation to effectuate the Reverse Stock Split. The text of the proposed amendment to add new Article Fifth to the Existing Certificate of Incorporation is attached to this proxy statement as Attachment B and is incorporated herein by reference.

     If both Proposals 1 and 2 are approved by our stockholders at the Special Meeting, the proposed amendment to the Existing Certificate of Incorporation described in Proposal 1 and the Reverse Stock Split described in this Proposal 2 will be effected by the amendment of our Existing Certificate of Incorporation. If Proposal 2 is approved by our stockholders at the Special Meeting, but Proposal 1 is not also approved by our stockholders at the Special Meeting, then we will have the authority to amend our Existing Certificate of Incorporation to insert a new Article Fifth and renumber sequentially the current Article Fifth and subsequently numbered Articles of our Existing Certificate of Incorporation to read substantially as set forth on Attachment B, but our Board will also have the authority to abandon the amendment and we believe that it would do so if it determines that to be in our stockholders’ best interests at that time. The effective date of the Reverse Stock Split will be the date on which we file the Certificate of Amendment in substantially the form attached hereto as Attachment B with the Secretary of State of the State of Delaware (the “Effective Date”).

     Notwithstanding the approval of Proposal 2 by our stockholders, our Board of Directors may elect not to file, or to delay the filing of, the Certificate of Amendment to the Existing Certificate of Incorporation if our Board of Directors determines that filing of the Certificate of Amendment attached as Attachment B to our Existing Certificate of Incorporation would not be in our best interests or our stockholders’ best interests. In addition, our Board is authorized to make any changes to the proposed amendment to the Existing Certificate of Incorporation if it determines that such changes are necessary to give effect to the intent and purposes of the Reverse Stock Split proposal.

     The following discussion of the proposed amendment to our Existing Certificate of Incorporation and the Reverse Stock Split is qualified by reference to the text of the Certificate of Amendment. We encourage you to read the form of the Certificate of Amendment relating to the Reverse Stock Split attached to this proxy statement as Attachment B in its entirety.

Reasons for the Reverse Stock Split

     As discussed in Proposal 1, we require additional financing, and we intend to pursue a private placement of equity securities. We currently anticipate that it will be a condition precedent to the placement agent’s obligation to proceed with the Financing that we effect a one share for five shares reverse stock split of our issued and outstanding common stock and increase our authorized shares of capital stock as set forth in Proposal 1. The primary purpose of the Reverse Stock Split is to facilitate the Financing by satisfying this condition. The Reverse Stock Split will combine our issued and outstanding shares of common stock, so it is anticipated that the principal effect of the Reverse Stock Split will be to significantly increase the market price per share of the common stock after giving effect to the Reverse Stock Split, as compared with the market price per share of the common stock outstanding before giving effect to the Reverse Stock Split. We believe that a significant increase in the price per share of the common stock will facilitate the Financing. However, even if the Reverse Stock Split is effected, the completion of the Financing is also subject to a number of other conditions and uncertainties, many of which are beyond our control, including economic and market conditions. We therefore cannot provide you with any assurance regarding our ability to complete the Financing, or if completed, the terms of the Financing, the timing of the Financing or the gross proceeds that we will receive from the Financing.

     We believe that the current low price per share at which our common stock is trading reduces the marketability of the common stock because certain brokerage firms are reluctant to recommend low-priced stock to their clients. Investors may view low-priced stock as unattractive, more risky or more volatile than alternative investments. In addition, certain brokerage houses have policies and practices that discourage individual brokers within those firms from dealing in lower priced stocks. These policies and practices pertain, among other things, to payment of brokerage commissions and to time-consuming procedures that function to cause lower priced stocks to be less attractive to brokers from an economic point of view. In addition, since brokerage commissions on lower priced stocks represent a higher percentage of the stock price than commissions on higher priced stocks, the current price per share of the common stock may result in individual stockholders paying higher per share transaction costs. We also believe that the Reverse Stock Split will enhance our flexibility in the future for financing and capitalization needs. Although we believe that the Reverse Stock Split is likely to increase the market price per share of our common stock and enhance its marketability, we cannot assure you that the Reverse Stock Split will have any of the desired effects.

     For the reasons set forth above, our Board of Directors believes that the Reverse Stock Split is in our best interests and in our stockholders’ best interests. However, we cannot assure you that the Reverse Stock Split will have the desired consequences. We anticipate that, following consummation of the Reverse Stock Split, our common stock will trade at a price per share that is significantly higher than the current market price per share of our common stock.

     There can be no assurance, however, that the total market capitalization of our common stock after the proposed Reverse Stock Split will be equal to the total market capitalization before the proposed Reverse Stock Split or that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price. In many cases, the total market capitalization of a company following a reverse stock split is lower, and may be substantially lower, than the total market capitalization before the reverse stock split.

Principal Effects of Approval and Non-approval

     After the effectiveness of the Reverse Stock Split, each of our stockholders will own 20% of the number of shares of common stock as he, she or it owned prior to the Reverse Stock Split, but will own the same percentage of the outstanding shares of our common stock, except that we will repurchase fractional share interests at the then current fair market value. Each of our stockholders immediately prior to the Reverse Stock Split will continue to be a stockholder of the Company after the Reverse Stock Split, except that we will repurchase all of the fractional share interests received in the Reverse Stock Split. Accordingly, stockholders holding fewer than five shares of our common stock will no longer be stockholders of the Company after the Reverse Stock Split. The number of shares of common stock that may be purchased upon the exercise or conversion of outstanding options, warrants and other securities convertible into or exchangeable for shares of our common stock (collectively, the “Convertible Securities”) and the per share exercise or conversion price per share will be adjusted appropriately in accordance with the terms of such instruments so that, as of the Effective Date, the aggregate number of shares of our common stock issuable in respect of Convertible Securities immediately following the Effective Date will be approximately 20% of the number issuable in respect thereof immediately prior to the Effective Date, and the aggregate exercise and conversion prices thereunder will remain unchanged. In addition, the number of shares of our common stock that are reserved for issuance upon exercise of such Convertible Securities will be approximately 20% of the number issuable in respect thereof immediately prior to the Effective Date.

     As a result of the Reverse Stock Split, certain of our stockholders may own “odd lots” of fewer than 100 shares of our common stock. Brokerage commissions and other costs of transactions for odd lots may be higher than for “round lot” transactions, particularly on a per-share basis. The par value of our common stock of $0.01 per share will remain unchanged as a result of the Reverse Stock Split. The number of outstanding shares of our common stock will be reduced by 80% and by such additional number to account for our repurchase of fractional share interests that otherwise would result from the Reverse Stock Split. Accordingly, the aggregate par value of the issued and outstanding shares of our common stock, and the paid-in capital associated with our common stock, will be reduced, and the paid-in surplus (capital paid in excess of the par value) will be increased in a corresponding amount for statutory and accounting purposes. The Reverse Stock Split will not have any effect on our current accumulated stockholders’ deficit. If the Reverse Stock Split is effected, all share and per share information in our financial statements will be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings with the Securities and Exchange Commission (the “SEC”).

     Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. Our common stock is quoted on the OTC. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act or its status as an OTC security.

Exchange of Stock Certificates; No Fractional Shares

     If the Reverse Stock Split is approved by our stockholders, the combination and reclassification of shares of our common stock pursuant to the Reverse Stock Split will occur on the Effective Date automatically and without any further action on the part of our stockholders and regardless of the date on which the certificates representing the shares of common stock are physically surrendered to the Company for exchange. Every five issued and outstanding shares of our common stock would be converted and reclassified into one share of our common stock in the Reverse Stock Split, and any fractional share interests resulting from such reclassification and combination would be repurchased by the Company for cash at a price equal to the fair market value of our common stock multiplied by such fractional share interest. The “fair market value” of our common stock means the closing price per share as reported on the OTC on the business day immediately preceding the Effective Date.

     As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of our common stock for use in forwarding to the Company stock certificates for surrender and exchange for certificates representing the number of shares of our common stock to which such holder is entitled and the cash payment (to be paid by check) for any fractional share interest. The transmittal forms will be accompanied by instructions specifying the details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing shares of our common stock prior to the effectiveness of the Reverse Stock Split, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our common stock to which such holder is entitled as a result of the Reverse Stock Split, and a check for the cash payment to which such holder is entitled as a result of the repurchase by the Company of fractional share interests, if any.

     Stockholders should not send us their stock certificates until they receive a transmittal form from the Company.

     As of the Effective Date, each certificate representing shares of our common stock outstanding prior to the Effective Date (an “existing certificate”) will be deemed canceled and, for all corporate purposes, will be deemed only to evidence ownership of the number of shares of our common stock into which the shares of our common stock evidenced by such existing certificates have been converted by the Reverse Stock Split.

Federal Income Tax Consequences

     The following is a summary of the material federal income tax consequences of the Reverse Stock Split to our stockholders. The following summary discussion is based upon the Internal Revenue Code of 1986 (the “Code”), Treasury regulations thereunder, judicial decisions, and current administrative rulings and practices, all as in effect on the date of this proxy statement and all of which could be repealed, overruled or modified at any time, possibly with retroactive effect. There can be no assurance that such changes will not adversely affect the matters discussed in this summary. No ruling from the Internal Revenue Service (“IRS”) with respect to the matters discussed in this proxy statement has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

     This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

     We urge our stockholders to consult their tax advisors as to the particular tax consequences to them of the reverse stock split.

     We believe that the Reverse Stock Split will qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code and as a stock-for-stock exchange under Section 1036(a) of the Code. As a result, we believe that no gain or loss should be recognized by a stockholder in the Reverse Stock Split, except with respect to any cash received in lieu of fractional share interests. The aggregate tax basis of the shares of our common stock held by a stockholder following the Reverse Stock Split will equal the stockholder’s aggregate basis in the common stock held immediately prior to the Reverse Stock Split. Generally, the aggregate tax basis will be allocated among the shares of our common stock held following the Reverse Stock Split on a pro rata basis. Our stockholders who have used the specific identification method to identify their basis in shares of our common stock combined in the Reverse Stock Split should consult their own advisors to determine their basis in the shares of our common stock received in exchange in the Reverse Stock Split. Shares of our common stock received should have the same holding period as the common stock surrendered. Each stockholder who receives cash, if any, in lieu of fractional share interests will recognize capital gain or loss equal to the difference between the amount of cash received and the stockholder’s tax basis allocable to such fractional shares.

     This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Reverse Stock Split and is not intended as tax advice to any person.

Each stockholder should consult his, her or its tax advisor regarding the specific tax consequences of the proposed transaction to such stockholder, including the application and effect of state, local and foreign income and other tax laws. It is the responsibility of each stockholder to obtain and rely on advice from his, her or its personal tax advisor with respect to:

•	the effect of the Reverse Stock Split on his, her or its personal tax situation;

•	the effect of possible future legislation and regulations; and

•	the reporting of information required in connection with the Reverse Stock Split on his, her or its own tax returns.

It also will be the responsibility of each stockholder to prepare and file appropriate tax returns.

No Appraisal Rights

     Under Delaware law, our stockholders are not entitled to appraisal rights with respect to the proposed Reverse Stock Split.

Vote Required

     The adoption of the proposed amendment to insert new Article Fifth to our Existing Certificate of Incorporation of the Company to effectuate the Reverse Stock Split and to renumber sequentially the current Article Fifth and subsequently numbered Articles of our Existing Certificate of Incorporation, pursuant to the Certificate of Amendment attached hereto as Attachment B, requires the approval of the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of our common stock issued and outstanding on the Record Date.

     If the proposed amendment to the Existing Certificate of Incorporation is approved by our stockholders, it will become effective upon filing and recordation of the Certificate of Amendment in substantially the form attached hereto as Attachment B with the Secretary of State of the State of Delaware.

     If the proposal to amend the Existing Certificate of Incorporation to effectuate the Reverse Stock Split is not approved, the Reverse Stock Split will not be implemented. If the proposal to increase our authorized shares of capital stock as set forth in Proposal 1 is approved but the Reverse Stock Split proposal is not approved, then we do not anticipate that we will be able to complete the Financing, because we anticipate that it will be a condition precedent to the placement agent’s obligation to complete the Financing that we effectuate the Reverse Stock Split. Similarly, if the proposal to increase our authorized shares of capital stock is not approved by our stockholders, then we do not anticipate that we will be able to proceed with the Financing because we anticipate that the increase in our authorized shares of capital stock as set forth in Proposal 1 will be a condition precedent to the placement agent’s obligation to complete the Financing. We do not anticipate that the placement agent would waive either of these conditions and we do not have any other sources of financing.

     The effect of an abstention or a broker non-vote will have the effect of a vote against the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO ADD NEW ARTICLE FIFTH TO THE EXISTING CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT, TO READ SUBSTANTIALLY AS SET FORTH ON ATTACHMENT B.

PROPOSAL NO. 3

AMENDMENT OF THE 1999 STOCK INCENTIVE PLAN

General

     We are asking stockholders to consider and vote upon an amendment to our 1999 Stock Incentive Plan (the “1999 Plan”) to increase to 8,000,000 the number of shares of common stock issuable under the 1999 Plan from the

2,640,000 shares of common stock currently authorized to be issued under the 1999 Plan. The 1999 Plan was approved by our Board in June 24, 1999, and was approved by our stockholders in September of 1999. On January 23, 2001, our Board approved a proposed amendment to the 1999 Plan to increase to 3,640,000 the number of shares of common stock issuable under the 1999 Plan. At the Company’s Annual Meeting of Stockholders held on April 24, 2001, this proposed amendment did not receive the requisite number of votes for approval by our stockholders. Because of the Board’s continued belief that equity-based compensation is an important element of overall compensation for our Company, we are again asking stockholders to consider and vote upon the proposal to increase the number of shares of common stock issuable under the 1999 Plan.

     Currently, 2,544,171 shares of common stock are available for issuance under the 1999 Plan. As of December 6, 2001, we had granted outstanding options to purchase an aggregate of 2,543,860 shares of common stock, options to purchase an aggregate of 95,829 shares of common stock had been exercised and 311 shares of common stock remained available for issuance under the 1999 Plan. Outstanding options have exercise prices ranging from $0.54 to $96.67 per share and are exercisable for periods ending from January 24, 2004 to May 10, 2006. On December 6, 2001, the closing price of our common stock on the OTC was $0.50 per share.

     On November 29, 2001, our Board of Directors approved and adopted an amendment to the 1999 Plan, subject to the approval by the stockholders, to increase the number of shares of our common stock issuable pursuant to awards made under the 1999 Plan to 8,000,000 shares of our outstanding common stock. As of December 6, 2001, the 2,640,000 shares of common stock currently authorized to be issued under the 1999 Plan represents approximately 8.9% of our authorized shares of common stock. The 8,000,000 shares of common stock that would be issuable under the 1999 Plan if our stockholders approve the amendment to the 1999 Plan and Proposal 1 would constitute 8.8% of our authorized shares of common stock if our stockholders approve the proposed increase in the number of shares of common stock, pursuant to the amendment to our Existing Certificate of Incorporation as set forth in Proposal 1. If Proposal 1 is approved by the requisite vote of our stockholders, the number of shares of our authorized common stock will be increased to 90,000,000 shares. Accordingly, we are asking stockholders to approve a similar increase in the number of shares of our common stock authorized for issuance pursuant to awards made under the 1999 Plan.

Reasons for the Amendment

     In approving the proposed amendment to the 1999 Plan in November 2001, our Board of Directors reviewed the number of shares remaining for issuance under our equity-based compensation plans. The Board concluded that the remaining number of shares would not permit us to issue an appropriate level of equity-based compensation to new and existing directors, officers, employees and consultants for the foreseeable future, given our expected business operations. The Board continues to believe that equity-based compensation is an important element of overall compensation for our Company. Such compensation advances the interest of VNCI and its stockholders by encouraging, and providing for, the acquisition of equity interests in the Company by participants, thereby aligning participants’ interests with stockholders and providing participants with a substantial motivation to enhance stockholder value.

Description of the Plan

     The following is a summary description of the 1999 Plan if the proposed amendment to increase the shares of common stock issuable under the 1999 Plan is adopted as proposed. We urge you to read the full text of the 1999 Plan in its entirety. We are attaching a copy of the 1999 Plan (without giving effect to the proposed amendment to the 1999 Plan) to this proxy statement as Attachment C. If Proposal 1 is adopted and the proposed amendment described in this Proposal 3 is adopted, the 1999 Plan would authorize the issuance, upon the exercise of stock options (both incentive and nonqualified), stock appreciation rights and the award of restricted stock, of up to 8,000,000 shares of our authorized common stock. In this proxy statement, we refer to stock options, stock appreciation rights and awards of restricted stock collectively as “stock awards.” We also refer to stock appreciation rights in this proxy statement as “SARs.” The 1999 Plan became effective on September 9, 1999, the date on which it was approved by our stockholders, and will terminate on September 9, 2009. The 1999 Plan is administered by the Compensation Committee of our Board of Directors.

     Any of our employees, or employees of any of our affiliates, any member of our Board of Directors or that of any of our affiliates and any persons performing consulting or advisory services for us or any of our affiliates who are designated by the committee administering the 1999 Plan are eligible to receive awards under the plan. The 1999 Plan defines “affiliates” as any subsidiary or parent corporation of the Company. The Company does not currently have any affiliates, but we may have affiliates in the future. In order to be eligible to receive a grant under the 1999 Plan, the Board or committee administering the plan must determine that the person has contributed significantly or is expected to contribute significantly to the profits or growth of the Company. We may grant awards under the 1999 Plan in the form of stock options, grants of stock or SARs. We may grant stock options as either incentive stock options or non-qualified stock options. We may grant incentive stock options only to employees. We also may grant to participants awards of stock, which are shares of our common stock that are granted subject to the satisfaction of certain specified conditions. We also may grant SARs to participants under the 1999 Plan, which entitle the holder to receive the difference between the fair market value of the shares of common stock subject to the award on the date of grant, and the fair market value of those shares on the date of exercise. We may grant SARs in relation to a particular stock option awarded under the 1999 Plan, and those SARs are exercisable only upon the surrender, unexercised, of that portion of the stock option to which the SARs relates. As of December 6, 2001, approximately 42 employees, including five of our executive officers, and six outside directors were eligible to receive awards under the 1999 Plan.

     Options. We may grant incentive or non-qualified stock options under the 1999 Plan. The maximum period in which an option may be exercised is determined by the committee on the date of grant, except that no option that is an incentive stock option may be exercised after the expiration of ten years from the date the option is granted (five years in the case of an incentive stock option granted to a person who owns more than 10% of the total combined voting power of all classes of our stock (a “Ten Percent Stockholder”)). The exercise price per share of each option granted under the 1999 Plan shall be determined by the committee, except that the exercise price per share of common stock for an incentive stock option may not be less than 100% (110% in the case of a Ten Percent Stockholder) of the fair market value of our common stock on the date the option is granted. The 1999 Plan defines “fair market value” on any given date as follows: (i) if the common stock is traded on Nasdaq or listed on a national securities exchange, the last sale price of our common stock as reported on the date of determination (or, if there were no sales on that date, the next preceding date on which there were sales of common stock) or (ii) if the common stock is not traded on Nasdaq or a national securities exchange, the last sale price last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the date of determination (or, if there were no sales reported on that date, the next preceding date on which there were such sales). If for any reason the Company becomes a company that is not subject to the filing requirements of Sections 13(a) or 15(d) of the Exchange Act, then “fair market value” shall be determined by the committee in good faith using any reasonable method. To the extent that the aggregate fair market value (determined on the option grant date) of the shares of common stock with respect to which incentive stock options granted to any person are exercisable for the first time during any calendar year exceeds $100,000, then such options are not incentive stock options.

     An option may be exercised, in full or in part, with respect to any whole number of shares for which the option is exercisable, provided that the option is vested. The option holder must provide written notice to the Secretary of the Company specifying the number of options exercised. Unless the specific option agreement provides otherwise, payment of the option exercise price is payable as follows: (i) in cash (or cash equivalents acceptable to the committee), (ii) with common stock owned by the participant that has been held for at least six months prior to the date of exercise, (iii) with the consent of the committee, by delivery of a full-recourse promissory note (provided that the par value is paid in cash), as long as the shares of common stock received upon exercise of the option are pledged to secure the note, or (iv) if the common stock is traded on an established securities market, and subject to the approval of the committee, payment of the exercise price by a broker-dealer or by the option holder with cash advanced by a broker-dealer if the exercise notice is accompanied by irrevocable instructions to deliver the common stock acquired upon exercise of the option directly to the broker-dealer. If an option is accompanied by an SAR, the exercise of the option results in the termination of the corresponding SAR to the extent of the number of shares with respect to which the option is exercised.

     Options vest as provided in the applicable option agreement. Vesting of an option shall cease on the date that an option holder terminates employment and the option is exercisable only to the extent the option is vested on the date of termination of employment. If an option holder’s employment terminates because of death or disability, the option expires on the earlier of (i) one year from the date of termination of employment or (ii) the expiration date under the terms of the applicable option agreement. Until the option exercise date, an option holder’s heirs, legatees or legal representative may exercise the option (except to the extent the option was previously transferred as permitted under the 1999 Plan). If an option holder’s employment terminates for any reason other than death or disability, the right to exercise the option (to the extent vested) generally terminates upon the earlier of (i) the date that is three months after the date on which the holder terminates employment or (ii) the expiration date under the terms of the option agreement. In the event an option holder’s employment terminates “for cause,” any unexercised option held by that holder shall terminate and unexercised options shall be forfeited immediately. Except as provided in the next sentence, options are not transferable by an option holder except by will or by the laws of descent and distribution. Under the 1999 Plan, if the Option Agreement so provides, an option that is not an incentive stock option may be transferred to an option holder’s children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, as long as the option holder does not receive any consideration for any transfer. In the event of such transfer, the option and any corresponding SAR that relates to such option must be transferred to the same person or persons or entity or entities.

     SARs. The committee has authority to designate each individual to whom SARs are to be granted and to specify the number of shares covered by such awards. The committee may not grant corresponding SARs that are related to incentive stock options, which are first exercisable in any calendar year for stock having an aggregate fair market value that exceeds $100,000.

     The maximum period in which an SAR may be exercised shall be determined by the committee on the date of grant, except that no corresponding SAR that is related to an incentive stock option shall be exercisable after the expiration of ten years from the date the related option was granted. In the case of an SAR that is related to an incentive stock option granted to a participant who is or is deemed to be a Ten Percent Stockholder, the corresponding SAR shall not be exercisable after the expiration of five years from the date the related option was granted. The terms of any corresponding SAR that is related to an incentive stock option may provide that it is exercisable for a period less than the maximum period. Subject to the provisions of the 1999 Plan and the applicable SAR agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the committee determines, except that a corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related option is exercisable and only when the fair market value exceeds the option exercise price of the related option. A SAR granted under the 1999 Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR does not affect the right of the holder to exercise the SAR from time to time in accordance with the 1999 Plan and the related agreement with respect to the remaining shares of common stock subject to the SAR. The exercise of a corresponding SAR shall result in the termination of the related option to the extent of the number of shares of common stock with respect to which the SAR is exercised.

     At the committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of common stock, or a combination of cash and common stock. Under the 1999 Plan, we shall not deliver any fractional shares of common stock upon the exercise of an SAR but shall make a cash payment in lieu of any fractional shares.

     Except as provided in the next sentence, SARs granted under the 1999 Plan are not transferable except by will or by the laws of descent and distribution. If the applicable agreement so provides, an SAR may be transferred to an SAR holder’s children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only participants, except that the holder may not receive any consideration for the transfer. In the event of any such transfer, a corresponding SAR and the related option must be transferred to the same person or persons or entity or entities. The holder of a transferred SAR shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the participant.

     Stock Awards. The committee may designate individuals to whom stock awards are made and specify the number of shares of common stock covered by such awards. The committee may, on the date of the award, prescribe that a stock award shall become non-forfeitable or otherwise restricted for a period of time or subject to such conditions set forth in the stock award agreement. The committee may prescribe that the award shall be vested or transferable or both based on objectives such as, but not limited to, return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets or fair market value. If the committee, on the date of the award, prescribes that a stock award shall become non-forfeitable and transferable only upon the attainment of performance objectives, the shares of common stock subject to the award shall become non-forfeitable and transferable only to the extent that the committee certifies that such objectives have been achieved. The committee may, on behalf of the Company, endorse a legend on the certificates representing the stock award in order to prevent a violation of the requirements of the Securities Act and to implement the provisions of the agreement with the holder.

     Except as provided in the next sentence, stock awards are nontransferable except by will or by the laws of descent and distribution. If the stock award so provides, a stock award may be transferred by the holder to the holder’s children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, except that the holder may not receive any consideration for the transfer. No right or interest of a participant in a stock award shall be liable for, or subject to, any lien, obligation or liability of such participant. The transferee of a stock award shall be bound by the same terms and conditions that governed the stock award during the period that it was held by the participant.

     Upon the issuance of a stock award to a participant, and prior to forfeiture in accordance with the terms of the applicable agreement, and while the shares of common stock granted pursuant to the stock award may be forfeited or are transferable, a participant shall have all rights as one of our stockholders with respect to the stock award, including the rights to vote the shares and to receive dividends. However, a participant cannot sell, transfer, pledge or otherwise dispose of the shares of common stock subject to the award. We shall retain custody of the stock certificates evidencing the shares subject to the award, and the participant must deliver to us stock powers duly executed in blank. These restrictions shall no longer apply after the shares of common stock granted under the stock award are transferable and no longer forfeitable.

     Change in Capital Structure. The existence of outstanding options does not affect in any way our right or power to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in our capital structure or business, or in any merger or consolidation, or issue bonds, debentures, preferred stock or other securities, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of our assets or business, or any other corporate act or proceeding. If we effect a subdivision or consolidation of our shares, or have another capital readjustment or pay a dividend or increase or reduce the number of shares of common stock, without receipt of consideration by us, the number of shares of common stock subject to each outstanding award, the class and the exercise price per each such share of common stock subject to an option or SAR or the receipt of a stock award shall be proportionately adjusted, and the number and class of shares reserved for issuance under the 1999 Plan shall then be proportionately adjusted. If we are the surviving company in a merger or consolidation, each holder of an outstanding option or SAR shall be entitled, upon exercise of that option or SAR, to receive (subject to any required action by stockholders), in lieu of the number and class of shares as to which such option or SAR is then exercisable, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to the merger or consolidation, the holder had been the holder of record of a number of shares of common stock equal to the number of shares of common stock as to which that option or SAR may be exercised.

     If we merge into or consolidate with another corporation under circumstances where we are not the surviving corporation, or if we are liquidated or we sell or otherwise dispose of substantially all of our assets to another entity while unexercised options, SARs or unvested stock awards remain outstanding under the 1999 Plan, unless provisions are made in connection with the transaction for the continuance of the 1999 Plan and/or the assumption or substitution of options, SARs or stock awards with new options, stock appreciation rights or stock awards covering the stock of the successor corporation, or the parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, then all outstanding options, SARs and stock awards shall be vested and exercisable immediately prior to the effective date of such merger, consolidation, liquidation or sale. Upon the occurrence of such an event, all unexercised options and SARs that have not been continued or assumed, whether or not such options were vested or exercisable before application of the preceding sentence, shall terminate and all SARs and options that have not been continued or assumed shall be deemed to have been exercised. Adjustments under the 1999 Plan shall be made by the committee (or if none is appointed, the

Board), whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive.

     General Provisions. Federal, state or local law may require the withholding of taxes applicable to income resulting from an award. We have the right, before any certificate for any common stock is delivered, to deduct or withhold from any payment owed to a participant any amount that is necessary to satisfy any withholding requirement that we believe is imposed on us in connection with any federal, state or local taxes, or to otherwise require the participant to make appropriate arrangements for payment of the withholding amount. The committee may, in its discretion and subject to such rules as it may adopt, permit the participant to pay all or a portion of the federal, state or local withholding taxes by (i) having us withhold shares of common stock issuable under an option, SAR or stock award withheld, (ii) tendering back to us shares of common stock received upon exercise of an option, SAR or stock award, (iii) delivering to us previously acquired stock, (iv) having funds withheld from payments of cash compensation to the participant or (v) paying us in cash.

     Our Board can amend or terminate the 1999 Plan from time to time, provided that no amendment may become effective until stockholder approval is obtained if required under applicable federal or state corporate or securities laws, or pursuant to the terms of any listing or similar agreement to which we are a party or the rules of any domestic stock exchange or quotation system on which our shares are then listed. No amendment may, without a participant’s consent, adversely affect the right of such participant under any outstanding stock award, option or SAR.

     Participation in the 1999 Plan. The grant of stock awards under the 1999 Plan to employees, including our President and Chief Executive Officer and each of our other most highly compensated executive officers for 2001 whose salary and bonus exceeded $100,000 (collectively, the “Named Executive Officers”), is subject to the discretion of the committee. As of the date of this proxy statement, there has been no determination by the committee with respect to future awards under the 1999 Plan. Accordingly, future awards are not determinable. The following table sets forth information with respect to the grant of stock awards to the Named Executive Officers, to all current executive officers as a group, to all current directors who are not executive officers as a group and to all employees, including all current officers who are not executive officers, as a group during 2001:

AMENDED PLAN BENEFITS

1999 Stock Incentive Plan

Number of
	Securities	Average Weighted
	Underlying Options	Exercise Price Per
Name	Granted	Share ($/Share)
Carl Muscari Chairman, President & Chief Executive Officer	-0-	N/A

Roger A. Booker Senior Vice President, Business Development	-0-	N/A

Robert H. Emery Chief Financial Officer and Vice President, Administration	-0-	N/A

Stephen A. LaMarche Vice President, Sales and Marketing	-0-	N/A

All current executive officers as a group	112,000	$0.550

All current directors who are not executive officers as a group	15,000	$2.020

All employees, including all current officers who are not executive officers, as a group	40,900	$2.005

Principal Effect of Approval or Non-approval

     If we obtain stockholder approval to increase our authorized shares of capital stock as set forth in Proposal 1 and approval to amend the 1999 Plan to increase the number of authorized shares of our common stock available for issuance pursuant to awards under the 1999 Plan as set forth in this Proposal 3, then we will have a sufficient number of shares of common stock available to us to hire new or retain existing officers, directors and employees of the Company. Although we do not have any current plans or commitments to make any new awards under the 1999 Plan, if Proposal 1 and this Proposal 3 are approved and the proposed amendment to our Existing Certificate of Incorporation to increase our authorized capital stock becomes effective, we may make additional awards under the 1999 Plan to eligible persons at any time up to the amount set forth in this Proposal 3.

     If we fail to obtain stockholder approval to amend the 1999 Plan to increase the number of authorized shares of our common stock available for issuance pursuant to awards under the 1999 Plan as set forth in this Proposal 3, or if the proposed increase in our authorized shares of capital stock as set forth in Proposal 1 does not become effective, then we will not be able to issue any substantial new awards under the 1999 Plan. We believe that our inability to issue new stock-based awards under the 1999 Plan may adversely affect our ability to attract new or retain existing management and key employees of the Company.

Implementing Proposed Amendment

     If Proposals 1 and 3 are approved by our stockholders at the Special Meeting and the proposed amendment to our Existing Certificate of Incorporation to increase our authorized capital stock becomes effective, then the proposed amendment to the 1999 Plan will be effective immediately upon the filing of the Certificate of Amendment attached as Attachment A, as described in Proposal 1. At that time, the Company will be authorized to make new awards under the 1999 Plan up to the new share limit in accordance with the terms of the plan, subject to the requisite Board approval.

     If our stockholders approve Proposal 1 to increase our authorized shares of capital stock and this Proposal 3 to increase the shares of common stock for issuance pursuant to awards made under the 1999 Plan and the proposed amendment to our Existing Certificate of Incorporation to increase our authorized capital stock becomes effective, then the number of shares available for issuance under that plan will increase to 8,000,000. If Proposal 2 also is approved by the requisite vote of our stockholders and the Reverse Stock Split becomes effective, the Reverse Stock Split will not affect the number of shares issuable pursuant to awards under the 1999 Plan because the increase in the shares of common stock available for issuance under the 1999 Plan will become effective after the effectiveness of the Reverse Stock Split. If our stockholders do not approve either Proposal 1 or Proposal 3, then we will not amend the 1999 Plan to increase the shares of common stock isusable pursuant to awards under the 1999 Plan.

Vote Required

     Approval of the adoption of the amendment to the 1999 Plan requires the affirmative vote of the holders of a majority of the common stock present and entitled to vote at the Special Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 1999 PLAN.

SECURITY OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS
AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 6, 2001, by (i) all persons known by us to beneficially own 5% or more of the outstanding shares of common stock, (ii) each current director, (iii) each of our executive officers, and (iv) all of our current directors and executive officers, as a group. Unless otherwise noted, each stockholder named has sole voting and investment power with respect to such shares, subject to community property laws where applicable.

	Amount and
	Nature of
Name of Beneficial Owner	Beneficial Ownership	Percent (1)
5% or Greater Stockholders
Robert Gladstone (2)	644,166	5.7%
Roger Gladstone (3)	560,833	5.0
David Nussbaum (4)	2,344,639	18.8
The Rubenstein Group (5) (6)	850,500	7.7
Directors and Executive Officers
Roger A. Booker (7)	138,037	1.3
James F. Bunker (8)	234,843	2.2
Eugene R. Cacciamani (9)	65,164	*
Ronald K. Dobes (10)	0	*
Robert H. Emery (11)	153,746	1.4
Richard S. Friedland (12)	40,000	*
Martin Grant (13)	5,000	*
Stephen A. LaMarche (14)	98,166	*
Quentin R. Lawson (15)	10,000	*
Carl Muscari (16)	258,333	2.4
Steven A. Rogers (17)	172,842	1.6
All directors and executive officers as a group (11 persons) (18)	1,176,131	10.1%

*	Less than one percent

(1)	Applicable percentage of ownership as of December 6, 2001 is based on 10,667,970 shares of common stock outstanding. Beneficial ownership is determined in accordance with rules of the SEC. For each beneficial owner, shares of common stock subject to options or warrants exercisable within 60 days of December 6, 2001 are deemed outstanding.

(2)	Consists of the following securities: (i) 75,000 shares of common stock that may be acquired by Mr. Robert Gladstone upon the exercise of an outstanding option issued in connection with our June 1999 public offering, (ii) 50,000 shares of common stock that may be acquired by Mr. Robert Gladstone upon the exercise of a warrant underlying the outstanding option issued in connection with the June 1999 public offering, (iii) 16,667 shares of common stock issuable upon exercise of warrants purchased by Mr. Robert Gladstone in a private placement, (iv) 2,499 shares of common stock issuable upon exercise of the extra warrants issued to Mr. Robert Gladstone, (v) 300,000 shares of common stock that may be acquired by GKN Securities Corp. upon the exercise of an outstanding option issued in connection with the June 1999 public offering and (vi) 200,000 shares of common stock that may be acquired by GKN Securities Corp. upon exercise of a warrant underlying the outstanding option issued in connection with the June 1999 public offering. Mr. Robert Gladstone is the President and Chief Executive Officer and the sole director of GKN Securities Corp. As a result of such position, Mr. Robert Gladstone may exercise voting or investment control over such securities and may be deemed to be the beneficial owner of the securities held by GKN Securities Corp. The address of Mr. Robert Gladstone is c/o EarlyBirdCapital, Inc., One State Street Plaza, 24th Floor, New York, New York 10004.

(3)	Consists of the following securities: (i) 15,000 shares of common stock that may be acquired by Mr. Roger Gladstone upon the exercise of an outstanding option issued in connection with our June 1999 public offering, (ii) 10,000 shares of common stock that may be acquired by Mr. Roger Gladstone upon the exercise of a warrant underlying the outstanding option issued in connection with the June 1999 public offering, (iii) 16,667 shares of common stock purchased by Mr. Roger Gladstone in a private placement, (iv) 16,667 shares of common stock issuable upon exercise of warrants purchased by Mr. Roger Gladstone in a private placement, (v) 2,499 shares of common stock issuable upon exercise of extra warrants issued to Mr. Roger Gladstone, (vi) 300,000 shares of common stock that may be acquired by GKN Securities Corp. upon the exercise of an outstanding option issued in connection with the June 1999 public offering and (vii) 200,000 shares of common stock that may be acquired by GKN Securities Corp. upon the exercise of a warrant underlying the outstanding option issued in connection with the June 1999 public offering. Mr. Roger

Gladstone is a minority stockholder and director of Firebrand Financial Group, Inc., the parent company of GKN Securities Corp. As a result of such positions, Mr. Roger Gladstone may exercise voting or investment control over such securities and may be deemed to be the beneficial owner of the securities held by GKN Securities Corp. The address of Mr. Roger Gladstone is c/o Shochet Holding Corp., Mizner Park, 433 Plaza Real, Boca Raton, Florida 33432.

(4)	Consists of the following securities: (i) 75,000 shares of common stock that may be acquired by Mr. Nussbaum upon the exercise of an outstanding option issued in connection with our June 1999 public offering, (ii) 50,000 shares of common stock that may be acquired by Mr. Nussbaum upon the exercise of a warrant underlying the outstanding option issued in connection with the June 1999 public offering, (iii) 16,667 shares of common stock purchased by Mr. Nussbaum in a private placement, (iv) 16,667 shares of common stock issuable upon exercise of the Warrants purchased by Mr. Nussbaum in the a private placement, (v) 2,499 shares of common stock issuable upon exercise of extra warrants issued to Mr. Nussbaum, (vi) 519,166 shares of common stock purchased by Dalewood Associates L.P. in a private placement, (vii) 519,166 shares of common stock issuable to Dalewood Associates L.P. upon exercise of warrants purchased by Dalewood Associates L.P. in a private placement, (viii) 77,874 shares of common stock issuable to Dalewood Associates L.P. upon exercise of extra warrants issued to Dalewood Associates L.P., (ix) 264,000 shares of common stock issuable to Early Bird Capital, Inc. (“EBC”) (or its designee) upon exercise of a purchase option, (x) 264,000 shares of common stock issuable to EBC (or its designee) upon exercise of warrants underlying a purchase option, (xi) 39,600 shares of common stock issuable to EBC (or its designee) upon exercise of extra warrants issued to EBC, (xii) 300,000 shares of common stock that may be acquired by GKN Securities Corp. upon exercise of an outstanding option issued to GKN Securities Corp. in connection with our June 1999 public offering and (xiii) 200,000 shares of common stock that may be acquired by GKN Securities Corp. upon exercise of a warrant underlying the outstanding option issued to GKN Securities Corp. in connection with the June 1999 public offering. Mr. Nussbaum is an officer and director of Dalewood Associates, Inc., the manager of Dalewood Associates L.P. As a result of such positions, Mr. Nussbaum may be deemed to be the beneficial owner of the securities held by Dalewood Associates L.P. Mr. Nussbaum is also a director and a minority stockholder of Firebrand Financial Group, Inc., which is the majority stockholder of the parent company of EBC, and he is the Chief Executive Officer of EBC. As a result of such positions, Mr. Nussbaum may be deemed to be the beneficial owner of the securities held by EBC. Mr. Nussbaum disclaims beneficial ownership of the securities held by Dalewood Associates L.P. and EBC because he does not exercise voting or investment power over the securities. Mr. Nussbaum is also a director and a minority stockholder of Firebrand Financial Group, Inc., the parent company of GKN Securities Corp. As a result of such positions, Mr. Nussbaum may exercise voting or investment control over such securities and may be deemed to be the beneficial owner of the securities held by GKN Securities Corp. The address of Mr. Nussbaum is c/o EarlyBirdCapital, Inc., One State Street Plaza, 24th Floor, New York, New York 10004.

(5)	The address of Mr. Barry Rubenstein and Mrs. Marilyn Rubenstein is 68 Wheatley Road, Brookville, New York 11545.

(6)	Consists of the following securities: (i) 150,000 shares of common stock owned by Wheatley, 80 Cuttermill Road, Great Neck, New York 11021, with respect to which Mr. Barry Rubenstein has shared voting and dispositive power; (ii) 100,000 shares of common stock owned by Seneca, 68 Wheatley Road, Brookville, New York 11545, and warrants to purchase an additional 115,000 shares of common stock held by Seneca which are currently exercisable or exercisable within 60 days of the date of this prospectus, with respect to which Mr. Barry Rubenstein has shared voting and investment power; (iii) 145,000 shares of common stock owned by Woodland Fund, 68 Wheatley Road, Brookville, New York, 11545, and warrants to purchase an additional 230,000 shares of common stock held by Woodland Fund which are currently exercisable or exercisable within 60 days of the date of this prospectus, with respect to which Mr. Barry Rubenstein has shared voting and investment power; (iv) 53,000 shares of common stock owned by Woodland Partners, 68 Wheatley Road, Brookville, New York 11545, with respect to which Mr. Barry Rubenstein has shared voting and investment power; and (v) warrants to purchase an additional 57,500 shares of common stock held by Woodland Fund which are currently exercisable or exercisable within 60 days of the date of this prospectus, with respect to which Mr. Barry Rubenstein has shared voting and investment power. Woodland Services Corp. is a general partner of Seneca and Woodland Fund. Mr. Barry Rubenstein is a general partner of

Wheatley, Seneca, Woodland Fund and Woodland Partners, an officer and director of Woodland Services Corp. and a Trustee of the Rubenstein Foundation. Mrs. Marilyn Rubenstein is a general partner of Woodland Partners, a Trustee of the Rubenstein Foundation and an officer of Woodland Services Corp., and is the wife of Mr. Barry Rubenstein. Each of Mr. Barry Rubenstein and Mrs. Marilyn Rubenstein disclaim ownership of these securities except to the extent of his or her equity interest therein. Applewood Capital Corp., Irwin Lieber and Barry Fingerhut are also general partners of Wheatley, and Messrs. Irwin Lieber and Barry Fingerhut are also officers and directors of Applewood Capital Corp., and as such, may be deemed to exercise voting and investment power over the securities owned by Wheatley. Seth Lieber and Jonathan Lieber are also general partners of Wheatley and officers of Applewood Capital Corp., and as such, may be deemed to exercise voting and investment power over these securities owned by Wheatley. Applewood Capital Corp., Irwin Lieber, Barry Fingerhut, Seth Lieber and Jonathan Lieber disclaim beneficial ownership of the equity securities owned by Wheatley except to the extent of his or its equity interest therein. Brian Rubenstein and Rebecca Rubenstein are also Trustees of the Rubenstein Foundation and, as such, may be deemed to exercise beneficial ownership of these securities owned by the foundation. Brian Rubenstein is the son and Rebecca Rubenstein is the daughter of Barry and Marilyn Rubenstein. Each disclaims beneficial ownership of the equity securities owned by the Rubenstein Foundation except to the extent of his or her equity interest therein.

(7)	The address of Mr. Booker is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Includes 136,640 shares of common stock issuable upon exercise of options.

(8)	The address of Mr. Bunker is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Includes 224,285 shares of common stock that may be acquired upon exercise of outstanding options.

(9)	The address of Dr. Cacciamani is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Includes 60,941 shares of common stock issuable upon exercise of options.

(10)	The address of Mr. Dobes is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801.

(11)	The address of Mr. Emery is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Includes 144,617 shares of common stock issuable upon exercise of options.

(12)	The address of Mr. Friedland is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Consists of 40,000 shares of common stock issuable upon exercise of options.

(13)	The address of Mr. Grant is 535 East 86th Street, Apt. 11A, New York, New York 10028. Consists of 5,000 shares of common stock issuable upon exercise of options.

(14)	The address of Mr. LaMarche is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Consists of 98,166 shares of common stock issuable upon exercise of options.

(15)	The address of Mr. Lawson is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Consists of 10,000 shares of common stock issuable upon exercise of options.

(16)	The address of Mr. Muscari is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Consists of 258,333 shares of common stock issuable upon exercise of options.

(17)	The address of Mr. Rogers is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. All of the shares of common stock owned by Mr. Rogers are pledged to Merrill Lynch Credit Corporation to secure certain obligations. Includes 40,000 shares of common stock issuable upon exercise of options.

(18)	Includes 1,017,982 shares of common stock issuable to executive officers and directors upon exercise of options.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table lists the cash remuneration we paid or accrued during 2001 to the Named Executive Officers. We did not have any pension or long-term incentive plan and did not grant any restricted stock awards, bonus stock awards or stock appreciation rights to any of the executive officers named in this table during 2001.

Summary Compensation Table

				Long Term Compensation

				Awards
					Payouts
	Annual Compensation			Securities
				Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Options	Compensation

Carl Muscari (1)	2001	$186,329	$-0-	0	$-0-
Chairman, President & Chief Executive Officer	2000	$187,801	$-0-	75,000	$-0-
	1999	$44,647	$-0-	387,500	$-0-
Roger A. Booker	2001	$145,777	$-0-	0	$-0-
Senior Vice President, Business Development	2000	$147,656	$-0-	35,000	$-0-
	1999	$130,600	$-0-	171,428	$-0-
Robert H. Emery	2001	$150,210	$20,000	0	$-0-
Chief Financial Officer	2000	$152,026	$-0-	35,000	$-0-
and Vice President, Administration	1999	$120,057	$-0-	175,000	$-0-
Stephen A. LaMarche (2)	2001	$154,690	$-0-	0	$-0-
Vice President, Sales and Marketing	2000	$150,574	$-0-	195,000	$-0-

(1)	Mr. Muscari joined the Company as President and Chief Operating Officer in September 1999.

(2)	Mr. LaMarche joined the Company as Vice President Sales and Marketing on January 3, 2000.

Stock Option Grants In 2001

     No stock options were granted to the Named Executive Officers in 2001. As of the date of this proxy statement, we have not granted any stock appreciation rights to any Named Executive Officer.

Stock Option Exercises In 2001

     None of our Named Executive Officers exercised any options in 2001. The following table sets forth the number of shares of common stock underlying unexercised options held by the Named Executive Officers at December 31, 2001 and the aggregate dollar value of in-the-money unexercised options held at December 31, 2001.

Aggregated Option Exercises In 2001 And Year-End Option Values

Number of Securities
	Underlying Unexercised	Value of Unexercised In-
	Options At	The-Money Options/SARs
	December 31, 2001	At December 31, 2001
Name	Exercisable/Unexercisable	Exercisable/Unexercisable (1)

Carl Muscari	258,333/204,167	$0/$0
Roger A. Booker	136,640/86,429	$0/$0
Robert H. Emery	144,617/88,096	$0/$0
Stephen A. LaMarche	98,166/96,834	$0/$0

(1)	The dollar value of in-the-money, unexercised options at December 31, 2001, was calculated by determining the difference between the fair market value of the common stock underlying the options and the exercise price per share of the options at December 31, 2001.

Executive Employment Contracts

     As of September 9, 1999, we entered into an Employment Agreement with Mr. Muscari under which he agreed to serve as our President and Chief Operating Officer for a term of four years. Under the terms of Mr. Muscari’s Employment Agreement, we agree to pay him an annual minimum base salary of $188,000 per year, subject to upward adjustment in our Board’s discretion. Mr. Muscari is also entitled to receive, as incentive compensation, a bonus equal to 30% of his base salary if we achieve profitability for two consecutive quarters, as reflected in our quarterly or annual reports filed with the Securities and Exchange Commission. Following the date on which we achieve profitability for two consecutive quarters, we are obligated to reach an agreement with Mr. Muscari within 135 days on future annual cash incentive plans which will offer Mr. Muscari equal or greater incentive compensation payments. Mr. Muscari is also entitled to three weeks of vacation, expense reimbursement and to participate in our other benefit and incentive plans for our employees. We have the right to terminate Mr. Muscari for “cause” at any time during the term of the Employment Agreement. For purposes of the agreement, “cause” means the conviction of a felony or crime involving dishonesty or misfeasance that interferes with our business; any conduct that substantially interferes with or damages our business, standing or reputation; a material breach by Mr. Muscari of the Employment Agreement; or a determination by our Board that Mr. Muscari has engaged in illegal conduct. If we terminate Mr. Muscari for any reason other than “cause,” we are obligated to pay him one year’s annual base salary as severance, plus any bonuses to which he is entitled, payable in a lump sum, to provide him with medical and other benefits for six months, and to give him six months in which to exercise any of his vested stock options. We also are obligated to provide Mr. Muscari with those benefits if he is terminated after a change in control of our company, as that term is defined in his employment agreement. We also agree to indemnify Mr. Muscari against certain liabilities and expenses that he may incur while serving as an officer or director of our Company.

DIRECTOR COMPENSATION

     The Company pays each non-employee director $1,000 for each regularly scheduled meeting of the Board that they attend, including meetings attended in 2001. We also reimburse non-employee directors for expenses incurred in connection with attending Board and committee meetings. Additionally, we generally compensate our directors for serving in such capacity by granting to them stock options. The Compensation Committee of the Board of Directors meets annually to determine option grants to directors. In May, we granted options to purchase 15,000 shares of common stock under the 1999 Stock Incentive Plan to Martin Grant. The options are exercisable for a period of five years from the date of grant. The options have an exercise price of $2.020 per share, which was the fair market value of the underlying common stock on the date of grant, and vested one third on September 10, 2001, and will vest two thirds on September 10, 2002. In the event the Company is acquired or participates in a merger in which it is not the surviving entity, all options vest immediately prior to the consummation of the acquisition or merger. No option grants to non-employee directors during 2001. As of December 31, 2001, 5,000 of these options were vested and none had been forfeited.

OTHER MATTERS

     The Company knows of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors,

/s/ Robert H. Emery Robert H. Emery Secretary

Dated: January      , 2002

STOCKHOLDERS ARE REMINDED TO VOTE THE ENCLOSED PROXY BY MAIL, BY TELEPHONE OR VIA THE INTERNET. IF YOU VOTE BY MAIL, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

ATTACHMENT A

CERTIFICATE OF AMENDMENT

OF THE

FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

VIDEO NETWORK COMMUNICATIONS, INC.
(FORMERLY OBJECTIVE COMMUNICATIONS, INC.)

     Video Network Communications, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does, by Carl Muscari, its Chairman, President & Chief Executive Officer and attested to by Robert H. Emery, its Chief Financial Officer, Vice President, Administration, and Secretary, under its corporate seal, hereby certify that:

     1.     The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 5, 1993.

     2.     Pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, by unanimous written consent in lieu of a Special Meeting of the Board of Directors of the Corporation dated November 29, 2001, the Board of Directors of the Corporation found that the following proposed amendment of the Certificate of Incorporation of the Corporation (as previously restated and amended) was advisable and in the best interests of the Corporation and directed that the following proposed amendment be submitted for consideration and action thereon by the stockholders of the Corporation:

     Article Fourth of the Certificate of Incorporation of the Corporation (as previously restated and amended) shall be deleted in its entirety and the following paragraph shall be substituted in lieu thereof:

“The total number of shares which the Corporation shall have authority to issue is ninety-two million five hundred thousand (92,500,000) shares of capital stock, of which ninety million (90,000,000) shares shall be common stock, par value of $0.01 per share (“Common Stock”), and two million five hundred thousand (2,500,000) shall be preferred stock, par value $0.01 per share (“Preferred Stock”).”

     3.     Pursuant to Sections 211 and 242 of the General Corporation Law of the State of Delaware, at a Special Meeting held on January      , 2002, the holders of a majority of the outstanding shares of capital stock of the Corporation voted in favor of, approved and adopted the foregoing proposed amendment of the Certificate of Incorporation of the Corporation (as previously restated and amended).

     4. The foregoing amendment of the Certificate of Incorporation of the Corporation (as previously restated and amended) was duly adopted in accordance with the provisions of Sections 141, 211, 242(b)(1) and 242(b)(2) of the General Corporation Law of the State of Delaware.

A-1

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by its Chairman, President & Chief Executive Officer and attested to by its Chief Financial Officer, Vice President, Administration, and Secretary, who declare, affirm, acknowledge and certify, under the penalties of perjury, that this is their free act and deed and that the facts stated herein are true and caused its corporate seal to be hereunto affixed, as of the       day of January, 2002.

Dated: January      , 2002

ATTEST:	VIDEO NETWORK COMMUNICATIONS, INC.
(formerly Objective Communications, Inc.), a Delaware corporation

By:

Robert H. Emery		Carl Muscari,
Chief Financial Officer, Vice President, Administration, and Secretary		Chairman, President & Chief Executive Officer

A-2

ATTACHMENT B

CERTIFICATE OF AMENDMENT

OF THE

FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

VIDEO NETWORK COMMUNICATIONS, INC.
(FORMERLY OBJECTIVE COMMUNICATIONS, INC.)

                    Video Network Communications, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does, by Carl Muscari, its Chairman, President & Chief Executive Officer and attested to by Robert H. Emery, its Chief Financial Officer, Vice President, Administration, and Secretary, under its corporate seal, hereby certify that:

     1.     The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 5, 1993.

     2.     Pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, at a special telephonic meeting of the Board of Directors of the Corporation duly convened and held on December 26, 2001, the Board of Directors of the Corporation found that the following proposed amendment of the Certificate of Incorporation of the Corporation (as previously restated and amended) was advisable and in the best interests of the Corporation and directed that the following proposed amendment be submitted for consideration and action thereon by the stockholders of the Corporation:

     A new Article Fifth shall be inserted between the current Article Fourth and Article Fifth of the Certificate of Incorporation of the Corporation (as previously restated and amended) and the existing Article Fifth and subsequently numbered Articles shall be renumbered sequentially, such new Article Fifth to read as follows:

“ARTICLE FIFTH
COMMON STOCK

At the time at which this Fifth Amended and Restated Certificate of Incorporation (the “Amended Certificate”) becomes effective (the “Effective Date”), each five (5) shares of authorized Common Stock issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Date shall automatically be reclassified and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Corporation, par value $0.01 (a “New Share”). Each holder of record of shares of Common Stock so reclassified and converted shall on the Effective Date automatically become the record owner of the number of New Shares as shall result from such reclassification and conversion. Each such record holder shall be entitled to receive, upon the surrender of the certificate or certificates representing the shares of Common Stock so reclassified and converted at the office of the transfer agent of the Corporation in such form and accompanied by such documents, if any, as may be prescribed by the transfer agent of the Corporation, a new certificate or certificates representing the number of New Shares of which he, she or it is the record owner after giving effect to the provisions of this Article Fifth. The Corporation shall not issue fractional New Shares. Stockholders entitled to receive fractional New Shares shall receive, in lieu thereof, cash in an amount equal to the product of (a) the number of shares of the Common Stock held by such holder immediately prior to the Effective

B-1

Date which have not been classified into a whole New Share, (b) multiplied by the closing price per share of the Common Stock as reported on the Over the Counter Bulletin Board (the “OTC”) (or such other quotation or listing system on which the Common Stock may then be listed or quoted) on the last business day prior to the Effective Date on which such closing price was published by the OTC.”

     3.     Pursuant to Sections 211 and 242 of the General Corporation Law of the State of Delaware, at a Special Meeting held on January      , 2002, the holders of a majority of the outstanding shares of capital stock of the Corporation voted in favor of, approved and adopted the foregoing proposed amendment of the Certificate of Incorporation of the Corporation (as previously restated and amended).

     4.     The foregoing amendment of the Certificate of Incorporation of the Corporation (as previously restated and amended) was duly adopted in accordance with the provisions of Sections 141, 211, 242(b)(1) and 242(b)(2) of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by its Chairman, President & Chief Executive Officer and attested to by its Chief Financial Officer, Vice President, Administration, and Secretary, who declare, affirm, acknowledge and certify, under the penalties of perjury, that this is their free act and deed and that the facts stated herein are true and caused its corporate seal to be hereunto affixed, as of the       day of January, 2002.

Dated: January      , 2002

ATTEST:	VIDEO NETWORK COMMUNICATIONS, INC.
(formerly Objective Communications, Inc.), a Delaware corporation

By:

Robert H. Emery Chief Financial Officer, Vice President, Administration, and Secretary		Carl Muscari, Chairman, President & Chief Executive Officer

B-2

ATTACHMENT C

VIDEO NETWORK COMMUNICATIONS, INC.

1999 STOCK INCENTIVE PLAN

ARTICLE I

PURPOSES

1.1.	The Plan is intended to assist Video Network Communications, Inc. (hereinafter the “Company”) in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code and Options not so qualifying, and the grant of SARs and Stock Awards. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE II

DEFINITIONS

2.1.	Affiliate means any “subsidiary” or “parent” company (within the meaning of Section 424 of the Code) of the Company.

2.2.	Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, Option or SAR granted to such Participant.

2.3.	Board means the Board of Directors of the Company.

2.4.	Change of Control means:

(a)	a “person” or “group” (which terms, shall have the meaning they have when used in Section 13(d) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company) becomes (other than solely by reason of a repurchase of voting securities by the Company), the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of forty (40%) or more of the combined voting power of the Company’s then total outstanding voting securities;

(b)	The Company consolidates with or merges with or into another corporation or partnership or conveys, transfers or leases, in any transaction or series of transactions, all or substantially all of its assets to any corporation or partnership, or any corporation or partnership consolidates with or merges with or into the Company, in any event pursuant to a transaction in which the outstanding voting stock of the Company is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding voting securities of the Company are changed into or exchanged for voting securities of the surviving corporation and (ii) the persons who were the beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own immediately after such transaction forty (40%) or more of the total outstanding voting power of the surviving corporation, or the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

2.5.	Code means the Internal Revenue Code of 1986, and any amendments thereto.

2.6.	Committee means a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is a “Non-Employee Director” (within the meaning of Rule 16b-3 under the Exchange Act) and an “outside direction” (within the meaning of Code Section 162(m), to the extent that Rule 16b-3 of the Exchange Act and Code Section 162(m), respectively, are at such times applicable to the Company and the Plan. If no such Committee is appointed, the full Board shall serve as the Committee.

2.7.	Common Stock means the common stock, $.01 par value, of the Company.

2.8.	Company means Video Network Communications, Inc., a Delaware corporation.

2.9.	Consultant means any person performing consulting or advisory services for the Company or any Affiliate, with or without compensation, to whom the Committee chooses to grant a Stock Award, Option, or SAR in accordance with the Plan.

2.10.	Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

2.11.	Director means a member of the Company’s Board of Directors.

2.12.	Disability shall have the meaning provided for in Section 22(e)(3) of the Code or any successor statute thereto.

2.13.	Exchange Act means the Securities Exchange of 1934, as amended, and as in effect from time to time.

2.14.	Fair Market Value means, on any given date, the current fair market value of the shares of Common Stock as determined pursuant to subsection (a) or (b) below.

(a)	While the Company is a Public Company, Fair Market Value shall be determined as follows: (i) if the Common Stock is traded on The Nasdaq Stock Market or listed on a national securities exchange, the last sale price of the Common Stock on the determination date, or, if there are no sales on such date, then on the next preceding date on which there were sales of Common Stock, (ii) if the Common Stock is not traded on The Nasdaq Stock Market or listed on a national securities exchange, the last sale price last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the determination date, or, if no sales are reported on such date, then on the next preceding date on which there were such sales.

(b)	If the Company becomes a Non-Public Company, the Committee in good faith using any reasonable method shall determine Fair Market Value.

(c)	Notwithstanding subsections (a) and (b) of this Section, in all cases, Fair Market Value shall not be less than the par value of the Common Stock.

(d)	For purposes of this Section, the term “Public Company” means that the Company has filed a registration statement to register its Common Stock for offering and sale under the Securities Act the registration statement has been declared effective by the Securities; and Exchange Commission, and the Company is currently obligated to file reports with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Exchange Act. The term “Non-Public Company” means, subsequent to the effective date of the Plan, the Company ceases to be obligated to file reports with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Exchange Act.

2.15.	Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant.

2.16.	Incentive Stock Option means an Option qualifying for special tax treatment under Section 422 of the Code.

2.17.	Nonqualified Stock Option means an option which is not an Incentive Stock Option.

2.18.	Option means a stock option that is either a Nonqualified Stock Option or Incentive Stock Option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

2.19.	Optionee means the employee, Director or Consultant to whom an Option is granted.

2.20.	Participant means an employee of the Company or an Affiliate, a Director or a Consultant who satisfies the requirements of Article IV and is selected by the Committee to receive a Stock Award, Option, SAR or a combination thereof.

2.21.	Plan means this Video Network Communications, Inc. 1999 Stock Incentive Plan.

2.22.	SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to such share of Common Stock encompassed by the exercise of such SAR, the excess of its Fair Market Value on the date of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

2.23.	Securities Act means the Securities Act of 1933, as amended and as in effect from time to time.

2.24.	Stock Award means Common Stock awarded to a Participant under Article VIII.

2.25.	Stockholder means the holder of Common Stock issued under the Plan as a result of exercise of an Option or SAR or grant of a Stock Award.

2.26.	Termination of Employment means with respect to an individual the last to occur of the date the individual ceases to be employed by the Company or its Affiliates, a member of the Board, or a Consultant to the Company or its Affiliates.

2.27.	Ten Percent Stockholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a company, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

ARTICLE III

ADMINISTRATION

3.1.	The Committee shall administer the Plan. The Committee shall have authority to grant Stock Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which may be settled. The Committee may modify an outstanding Option, SAR or Stock Award provided that no modification shall, without a Participant’s consent, adversely affect any rights or the Participant. The Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Board or the Committee or in connection with the administration of this Plan shall be final and conclusive on all persons having an interest in the Plan. No member of the Board or the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award. All expenses of administering this Plan shall be borne by the Company.

3.2.	To the extent not prohibited by law, or the Certificate of Incorporation or Bylaws of the Company, the Committee, in its discretion, may delegate to one or more officers of the Company, all or part of the Committee’s authority and duties with respect to grants and awards to individuals, provided that the Committee may not delegate its authority with respect to the granting of Awards to persons subject to Sections 16(a) and 16(b) of the Exchange Act if such delegation would cause a grant of an Award under the Plan not to qualify as an exempt transaction under Rule 16(b)-3 under the Exchange Act or any successor rule.

ARTICLE IV

ELIGIBILITY

4.1.	Any employee of the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Only employees of the Company or an Affiliate are eligible to receive Incentive Stock Options.

ARTICLE V

STOCK SUBJECT TO PLAN

5.1.	Shares Issued. Upon the award of shares of Common Stock pursuant to a Stock Award the Company may issue shares of authorized but unissued Common Stock or shares of previously issued Common Stock that has been reacquired by the Company. Upon the exercise of any Option or SAR the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of authorized but unissued Common Stock or shares of previously issued Common Stock that has been reacquired by the Company.

5.2.	Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of SARs and Options and the grant of Stock Awards is two million six hundred and forty thousand (2,640,000) shares. The Committee may provide any one Participant with awards for up to five hundred thousand (500,000) shares (subject to adjustment under Article X) under this Plan in any given calendar year. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article X.

5.3.	Reallocation of Shares. If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with Common Stock, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options, SARs and Stock Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs and Stock Awards to be granted under this Plan.

ARTICLE VI

OPTIONS

6.1.	Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards. The Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. An individual must be an employee of the Company or the Affiliate to be eligible to be granted an Incentive Stock Option.

6.2.	Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee on the date of grant; provided, however, that the exercise price per share for Common Stock for an Option that is an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the exercise price per share for Common Stock subject to an Option that is an Incentive Stock Option granted to an individual who is or is deemed to be a Ten Percent Stockholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.

6.3.	Maximum Option Period. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option that is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Stockholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

6.4.	Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Company or any of its Affiliates) exceeds $100,000, the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This paragraph will be applied by taking Incentive Stock Options into account in the order in which they are granted.

6.5.	Nontransferability. Except as provided in Section 6.6, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except to the extent an Option is transferred in accordance with Section 6.6, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.6.	Transferable Options. Section 6.5 to the contrary notwithstanding, if the Agreement so provides, an Option that is not an Incentive Stock Option may be transferred by a Participant to the Participant’s children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.7.	Vesting and Termination of Employment. Except as provided in an Option Agreement, the following rules shall apply:

(a)	Options will vest as provided in the Option Agreement. An Option will be exercisable only to the extent that it is vested on the date of exercise.

(b)	If the Optionee’s Termination of Employment is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (i) one (1) year after the date of the Optionee’s Termination of Employment, or (ii) the expiration date under the terms of the Agreement. Until the expiration date, the Optionee’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.6.

(c)	If the Optionee’s Termination of Employment is for any reason other than death or Disability, the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (i) three (3) months after the date of the Optionee’s Termination of Employment, or (ii) the expiration date under the terms of the Agreement. However, if the Option would then expire during the Pooling Period and the Common Stock received upon the exercise of the Option would be subject to the Pooling Period transfer restrictions, then the right to exercise the Option will expire ten (10) calendar days after the end of the Pooling Period. “Pooling Period” means the period in which property is subject to restrictions on transfer in compliance with the “Pooling of Interests Accounting” rules set forth in the Securities and Exchange Commission Accounting Series Releases 130 and 135. If Termination of Employment is for a reason other than the Optionee’s death or disability and the Option holder dies after his or her Termination of Employment but before the right to exercise the Option has expired, the right to exercise the Option shall expire on the earlier of (i) one (1) year after the date of the Optionee’s Termination of Employment, or (ii) the date the Option expires under the terms of the Agreement, and, until expiration, the Optionee’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.6.

6.8.	Forfeiture for Cause. Notwithstanding any provision of the Plan to the contrary, unless provided otherwise in an Option Agreement, all unexercised Options granted to an Optionee whose Termination of Employment is for “cause” shall terminate and be forfeited by the Optionee. A termination of Employment shall be for cause if it is by reason of (i) conduct related to the Optionee’s service to the Company or an Affiliate for which either criminal or civil penalties against the Optionee may be sought, (ii) a material violation of Company policies, or (iii) disclosing or misusing any confidential information or material concerning the Company or Affiliate. An Optionee may be released from the forfeiture provisions of this section if the Committee (or its duly appointed agent) determines in its sole discretion that such action is in the best interests of the Company.

6.9.	Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after Termination of Employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.10.	Exercise. The Option holder must provide written notice to the Secretary of the Company of the exercise of Options and the number of Options exercised. Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.11.	Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. Unless otherwise provided by the Agreement, payment of all or part of the Option price may also be made by surrendering shares of Common Stock to the Company that have been held for at least six (6) months prior to the date of exercise. If Common Stock is used to pay all or part of the Option price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised. With the consent of the Committee, all or part of the Option price may be paid with a full-recourse promissory note. However, the par value of the Common Stock, if newly issued, shall be paid in cash or cash equivalents. The shares received upon exercise of the Option shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. If the Common Stock is traded on an established securities market, the Committee may approve payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

6.12.	Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option.

6.13.	Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company. The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under the Plan be endorsed with a legend in substantially the following form:

The shares evidenced by this certificate may not be sold or transferred prior to , 19 , in the absence of a written statement from the Company to the effect that the Company is aware of the facts of such sale or transfer.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option. Upon delivery to the Company, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Company does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Company is award of the fact of such sale or transfer.

ARTICLE VII

SARS

7.1.	Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom SARs are to be granted and will specify the number of shares covered by such awards. In addition no Participant may be granted Corresponding SARs (under all Incentive Stock Option plans of the Company and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.2.	Maximum SAR Period. The maximum period in which an SAR may be exercised shall be determined by the Committee on the date of grant, except that no Corresponding SAR that is related to an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such related Option was granted. In the case of a Corresponding SAR that is related to an Incentive Stock Option granted to a Participant who is or is deemed to be a Ten Percent Stockholder, such Corresponding SAR shall not be exercisable after the expiration of five years from the date such related Option was granted. The terms of any Corresponding SAR that is related to an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

7.3.	Nontransferability. Except as provided in Section 7.4, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.4.	Transferable SARs. Section 7.3 to the contrary notwithstanding, if the Agreement so provides, a SAR may be transferred by a Participant to the children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant.

7.5.	Exercise. Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.6.	Employee Status. If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after Termination of Employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

7.7.	Settlement. At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.8.	Stockholder Rights. No Participant shall, as a result of receiving an SAR award, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII

STOCK AWARDS

8.1.	Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

8.2.	Vesting. The Committee, on the date of the award, may prescribe that a Participant’s rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

8.3.	Performance Objectives. In accordance with Section 8.2, the Committee may prescribe that Stock Awards will become vested or transferable or both based on objectives such as, but not limited to, the Company’s, an Affiliate’s or an operating unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value. If the Committee, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objectives have been achieved.

8.4.	Stock Legends. The Committee, on behalf of the Company, may endorse such legend or legends upon the certificates representing the shares of Common Stock, and may issue such “stop transfer” instructions as it determines to be necessary or appropriate to implement the provisions of any agreement between the Company or an Affiliate and the Participant with respect to such shares.

8.5.	Employee Status. In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

8.6.	Nontransferability. Except as provided in Section 8.7, Stock Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in a Stock Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

8.7.	Transferable Stock Awards. Section 8.6 to the contrary notwithstanding if the Award so provides, a Stock Award may be transferred by a Participant to the children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of a Stock Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Stock Award during the period that it was held by the Participant.

8.8.	Stockholder Rights. Prior to their forfeiture (in accordance with the applicable Agreement) and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX

CHANGE IN CAPITAL STRUCTURE

9.1.	The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

9.2.	If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options, SARs and Stock Awards hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option or an SAR or the receipt of a Stock Award, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the optionee exercised his or her Option or SAR or received his or her Stock Award in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance under the Plan and the maximum number of shares for which awards may be granted to a Participant during a specified time period shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

9.3.	After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving company, each holder of an Option or an SAR shall, at no additional cost, be entitled upon exercise of such Option or SAR to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option or SAR shall then be so exercisable, the number and class of shares of stock or other securities to which such Option holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such Option holder had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option or SAR shall be so exercised.

9.4.	If the Company is merged into or consolidated with another company under circumstances where the Company is not the surviving company, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another company while unvested or unexercisable Options or SARs, or unvested Stock Awards, remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options, SARs or Stock Awards with new options, stock appreciation rights or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options, SARs and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall be vested and exercisable immediately prior to the effective date of any such merger, consolidation, liquidation, or sale (the “corporate event”). Upon occurrence of the corporate event, all unexercised SARs and Options which have not been continued or assumed, whether or not such Options were vested or exercisable before application of this Section, shall terminate and all SARs and Options which have not been continued or assumed shall be deemed to have been exercised.

9.5.	Except as previously expressly provided, neither the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.

9.6.	Adjustment under the preceding provisions of this section will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustment. No adjustment will be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code.

9.7.	The Committee may make Stock Awards and may grant Options and SARs in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in Section 9.3 of this Article IX. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such substituted Stock Awards or Option or SAR grants shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE X

WITHHOLDING OF TAXES

10.1.	The Company shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option, SAR or Stock Award withheld, (ii) tender back to the Company shares of Common Stock received pursuant to an Option, SAR or Stock Award, (iii) deliver to the Company previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Company in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company with respect to the Option, SAR or Stock Award.

ARTICLE XI

COMPLIANCE WITH LAW AND
APPROVAL OF REGULATORY BODIES

11.1.	General Requirements. No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable Federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with Federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

11.2.	Participant Representatives. The Committee may require that a Participant, as a condition to receipt of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

ARTICLE XII

GENERAL PROVISIONS

12.1.	Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

12.2.	Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.3.	Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

12.4.	Choice of Law. The Plan and all Agreements entered into under the Plan shall be interpreted under the law of the State of Delaware.

ARTICLE XIII

AMENDMENT

13.1.	The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until stockholder approval is obtained if required under applicable Federal or state corporate or securities laws, or pursuant to the terms of any listing or similar agreement to which the Company is a party, or pursuant to the rules of any domestic stock exchange or quotation system on which the Company’s shares may then be listed. No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any outstanding Stock Award, Option or SAR outstanding at the time such amendment is made.

ARTICLE XIV

EFFECTIVE DATE OF PLAN, DURATION OF PLAN

14.1.	The Plan became effective as of September 9, 1999 upon adoption by the Stockholders of the Company after approval by the Board on June 24, 1999.

14.2.	Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that Options, SARs and Stock Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Options terminate or are exercised.

Date: September 9, 1999	VIDEO NETWORK COMMUNICATIONS, INC.

By:

Title:

PROXY

VIDEO NETWORK COMMUNICATIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
JANUARY      , 2002

The undersigned, a holder of common stock of Video Network Communications, Inc., a Delaware corporation (the “Company”) as of December 6, 2001, the record date for the Special Meeting of Stockholders to be held on [DAY], January      , 2002, does hereby appoint Robert H. Emery and Carl Muscari and each of them the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders, to be held at the Company’s principal executive offices located at 50 International Drive, Portsmouth, New Hampshire 03801, on [DAY], January      , 2002 at 10:00 a.m. local time, or at any adjournment or adjournments thereof.

(Continued, and to be signed and dated on the other side)

FOLD AND DETACH HERE.

PROXY BY MAIL

THE BOARD OF DIRECTORS OF VIDEO NETWORK COMMUNICATIONS, INC. RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS:

PROPOSAL 1:	To approve an amendment to our existing Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.01 per share, from 30,000,000 shares to 90,000,000 shares, which would increase the aggregate number of the Company’s authorized capital stock from 32,500,000 shares to 92,500,000 shares.

/ / FOR	/ / AGAINST	/ / ABSTAIN

PROPOSAL 2:	To approve an amendment to our existing Certificate of Incorporation to effectuate a one share for five shares reverse stock split of our issued and outstanding shares of common stock.

/ / FOR	/ / AGAINST	/ / ABSTAIN

PROPOSAL 3:	To approve the adoption of an amendment to the 1999 Stock Incentive Plan to increase to 8,000,000 the number of shares of common stock issuable under the plan from the 2,640,000 shares of common stock currently authorized to be issued.

/ / FOR	/ / AGAINST	/ / ABSTAIN

IF YOU WISH TO VOTE ELECTRONICALLY, PLEASE READ THE INSTRUCTIONS BELOW	The Proxy will be voted as directed or if no direction is indicated, will be voted “FOR” the proposals. This Proxy is solicited on behalf of the Board of Directors.

COMPANY NUMBER:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature:	Date:

Print Name:

Title (if applicable):

Signature (if held jointly):	Date:

Print Name:

Title (if applicable):

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, limited liability or other entity, please sign the entity’s full name by an authorized person.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE.

VOTE BY INTERNET OR TELEPHONE

QUICK *** EASY *** IMMEDIATE

•	You can now vote your shares electronically through the Internet or by telephone.

•	This eliminates the need to return the proxy card.

•	Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET: www.vnci.net

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE BY PHONE: 1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

TO VOTE YOUR PROXY BY MAIL: Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE ABOVE CARD IF YOU VOTE BY PHONE OR INTERNET.